1 EXHIBIT 10.2 Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated under the Securities Act because the information is (i) not material and (ii) the type that the registrant treats as private or confidential. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”. FIFTH AMENDMENT TO CREDIT AGREEMENT This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 13, 2025, is entered into by and among (a) INSIGHT ENTERPRISES, INC., a Delaware corporation, INSIGHT NORTH AMERICA, INC., an Arizona corporation, INSIGHT DIRECT USA, INC., an Illinois corporation, INSIGHT PUBLIC SECTOR, INC., an Illinois corporation, INSIGHT RECEIVABLES, LLC, an Illinois limited liability company, PCM, INC., a Delaware corporation, INSIGHT DIRECT PHILIPPINES, LLC (FORMERLY KNOWN AS PCM BPO, LLC), a Delaware limited liability company, and SADA SYSTEMS, LLC, a Delaware limited liability company, (collectively, the “U.S. Borrowers”), (b) INSIGHT DIRECT (UK) LTD, a company incorporated under the laws of England with registration number 02579852, INSIGHT NETWORKING SOLUTIONS LIMITED, a company incorporated under the laws of England with registration number 04482870, STACK TECHNOLOGY HOLDINGS LTD, a company incorporated under the laws of England with registration number 07170448, STACK DATA SOLUTIONS LTD, a company incorporated under the laws of England with registration number 01865047, STACK TELECOMMUNICATIONS SOLUTIONS LTD, a company incorporated under the laws of England with registration number 07423212, INTERCONNECT NETWORK SYSTEMS LIMITED, a company incorporated under the laws of England with registration number 03645464, PCM TECHNOLOGY SOLUTIONS UK, LTD, a company incorporated under the laws of England with registration number 10326566 (collectively, the “U.K. Borrowers”), (c) INSIGHT ENTERPRISES NETHERLANDS B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Apeldoorn, The Netherlands and registered with the Dutch trade register under number 08074503, INSIGHT ENTERPRISES B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in The Hague, The Netherlands and registered with the Dutch trade register under number 27148512 (collectively, the “Dutch Borrowers”), (d) INSIGHT ENTERPRISES AUSTRALIA PTY LTD ACN 058 645 677, a company registered in New South Wales, Australia with its registered address at 'Building C', Level 3, 114 Old Pittwater Road, Brookvale NSW 2100 (the “Australian Borrower” and, together with the U.S. Borrowers, the U.K. Borrowers, and the Dutch Borrowers, the “Borrowers”), (e) the other Loan Parties (as defined in the Credit Agreement) signatory hereto, (f) the Lenders (as defined in the Credit Agreement) signatory hereto, and (g) JPMORGAN CHASE BANK, N.A., as Administrative Agent and Australian Security Trustee (each as defined in the Credit Agreement). RECITALS A. The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent have previously entered into that certain Credit Agreement, dated as of August 30, 2019 (as previously amended by that certain First Amendment to Credit Agreement, dated as of July 31, 2020, that certain Second Amendment to Credit Agreement, dated as of December 30, 2021, that certain Third Amendment to the Credit Agreement, dated as of July 22, 2022, and that certain Fourth Amendment to Credit Agreement, dated as of May 14, 2024, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement (after giving effect to this Amendment).

2 B. The Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Existing Credit Agreement on the terms and conditions set forth herein and the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement on the terms and conditions set forth herein. C. Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Administrative Agent’s or any Lender’s rights or remedies as set forth in the Existing Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction in full of the conditions precedent set forth in Section 2 hereof, effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as set forth below: (a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Credit Adjustment Spread” appearing therein as follows: ““Credit Adjustment Spread” means 0.00% per annum.” (b) Section 6.05(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(c) (i) Dispositions of Accounts in connection with the compromise, settlement or collection thereof, (ii) Dispositions of Accounts originated in connection with transactions consummated by a Loan Party or Restricted Subsidiary in the ordinary course of such Loan Party’s or such Restricted Subsidiary’s business consistent with past practices in which the applicable Loan Party or Restricted Subsidiary purchases hardware, software or services (as the case may be) from its vendors and subsequently sells or leases (as the case may be) such hardware, software or services to its customers, and then Disposes of the contracts for such transactions (including all Accounts arising from such transactions) to unaffiliated third-party financial institutions or other finance companies within fifteen (15) days (or such later date as agreed to by the Administrative Agent in its sole discretion) after such Accounts have been originated in connection with such transactions (it being understood and agreed that all Accounts owing by customers of a Loan Party or Restricted Subsidiary originated pursuant to such purchase and sale/lease transactions with such customers and so sold to any such unaffiliated third-party financial institutions or other finance companies shall not constitute Eligible Accounts but any Accounts owing to a Loan Party by any such unaffiliated third- party financial institutions or other finance companies in connection with the Disposition of such contracts to any such unaffiliated third-party financial institutions or other finance companies shall constitute Eligible Accounts to the extent such Accounts so qualify pursuant to the definition of Eligible Accounts) and (iii) Dispositions of Accounts owing to a Loan Party or a Restricted Subsidiary by [***] (or any Affiliate thereof identified writing by the Borrower Representative to the Administrative Agent), [***] (or any Affiliate thereof identified writing by the Borrower Representative to the Administrative Agent) and other customers agreed to by the Administrative Agent in its sole discretion (any of the foregoing customers, an “Approved Invoice Customer”) in connection with a transaction (any such transaction, an “Approved Invoice Transaction”) whereby an Approved Invoice Customer

3 purchases hardware, software or services (as the case may be) in connection with a strategic partnership with [***] or any other third party vendor identified in writing by the Borrower Representative to the Administrative Agent (any of the foregoing vendors, an “Approved Invoice Vendor”), such Approved Invoice Vendor invoices a Loan Party or Restricted Subsidiary for such hardware, software or services and then such Loan Party or Restricted Subsidiary subsequently (x) invoices the corresponding amount to the applicable Approved Invoice Customer, (y) makes payment on the invoice to such Approved Invoice Vendor prior to receiving the corresponding payment from the applicable Approved Invoice Customer and (z) Disposes of the related Accounts owing to such Loan Party or Restricted Subsidiary by the applicable Approved Invoice Customer to unaffiliated third-party financial institutions or other finance companies within fifteen (15) days (or such later date as agreed to by the Administrative Agent in its sole discretion) after such Accounts have been originated (it being understood and agreed that (1) all Accounts owing by Approved Invoice Customers (whether or not Disposed of) solely to the extent originated pursuant to an Approved Invoice Transaction and (2) all Accounts owing to a Loan Party by any such unaffiliated third-party financial institutions or other finance companies in connection with the foregoing Disposition of Accounts owing by Approved Invoice Customers in connection with an Approved Invoice Transaction shall, in each case, not constitute Eligible Accounts); provided that to the extent reasonably requested by the Administrative Agent, the Loan Parties shall promptly provide to the Administrative Agent any documentation (including copies of invoices) or other information relating to an Approved Invoice Transaction (including in respect of any Disposition of Accounts owing by an Approved Invoice Customer) that is so reasonably requested by the Administrative Agent;” 2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Amendment Effective Date”): (a) Amendment. Each of the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders (constituting 100% of the Lenders party to the Credit Agreement) shall have duly executed and delivered this Amendment and the Administrative Agent shall have received a fully executed counterpart hereof. (b) Representations and Warranties. The representations and warranties of the Borrowers and the other Loan Parties set forth in Section 3(d) of this Amendment shall be true and correct in all material respects (it being understood and agreed (i) that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). 3. Representations and Warranties. Each Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) Authorization; Powers. The execution, delivery and performance by each Loan Party of this Amendment, and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Amendment, in each case are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of such Loan Party and, if required, actions by such Loan Party’s equity holders, including, with respect to each Dutch Loan Party, to the extent applicable, an unconditional, positive, written advice from any works council in relation to the transactions contemplated by this Amendment and any other document required for compliance with the Dutch Works Council Act (Wet op de Ondernemingsraden).

4 (b) Enforceability. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The choice of governing law provisions contained in this Amendment are enforceable in the jurisdictions where any European Loan Party is organized or incorporated or any Collateral of such European Loan Party is located. Any judgment obtained in connection with this Amendment or any other Loan Document in the jurisdiction of the governing law this Amendment or such other Loan Document will be recognized and be enforceable in the jurisdictions where such European Loan Party is organized or any Collateral of such European Loan Party is located, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to (i) general principles of equity, regardless of whether considered in a proceeding at equity or at law, and (ii) the matters which are set out as qualifications or reservations as to matters of law of general applicability in the legal opinions provided to the Administrative Agent in accordance with Section 4.01(a) of the Credit Agreement. (c) Governmental Approvals; No Conflicts. The execution, delivery and performance by each Loan Party of this Amendment, and the performance by the Borrowers of their obligations under the Credit Agreement, as amended by this Amendment, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) for filings necessary to perfect Liens created pursuant to the Loan Documents, and (C) those consents, approvals, registrations, filings or actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any charter, articles or certificate of organization or formation, bylaws, operating agreements, constitution or other organizational or governing documents of any Loan Party, (iii) will not violate any Requirement of Law applicable to any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Restricted Subsidiary or the assets of any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder (other than any Loan Document) to require any payment to be made by any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, and (v) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Loan Party or any Restricted Subsidiary, except Liens permitted under Section 6.02 of the Credit Agreement, as amended by this Amendment. (d) Representations and Warranties in Loan Documents. The representations and warranties of the Borrowers and the other Loan Parties set forth in the Credit Agreement (as amended hereby) and the other Loan Documents are true and correct in all material respects (it being understood and agreed (i) that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). (e) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default. 4. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed pdf. or other electronic means that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record. Notwithstanding the foregoing, Borrowers and the other Loan Parties hereby agree to provide the Administrative Agent with original counterparts of their respective signature pages hereto. 6. Reference to and Effect on the Loan Documents. (a) Upon and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. (b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to the Administrative Agent and the Lenders without defense, offset, claim, or contribution. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. 7. Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof. Each Borrower and each other Loan Party acknowledges and agrees that the Liens granted to the Administrative Agent, for the benefit of each of the Secured Parties, pursuant to the Collateral Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Secured Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority Lien (except in the case of (a) Liens permitted by Section 6.02 of the Credit Agreement, to the extent such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral) in favor of the Administrative Agent, for the benefit of each of the Secured Parties, with the same force, effect and priority in effect immediately prior to entering into this Amendment. 8. Integration. This Amendment, together with the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

6 9. Severability. Any provision of this Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. [Remainder of Page Intentionally Left Blank; Signature Pages Follow.]